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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                 Pursuant to Section 13 or Section 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): APRIL 30, 2001
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                             ANC RENTAL CORPORATION
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             (Exact name of Registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



              0-30776                                65-0957875
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    (Commission File Number)               (IRS Employer Identification No.)


            200 SOUTH ANDREWS AVENUE, FORT LAUDERDALE, FLORIDA 33301
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (954) 320-4000
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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

99.1     Press Release, dated April 30, 2001


Item 9.  REGULATION FD DISCLOSURE.

         On April 30, 2001, ANC Rental Corporation issued a press release with respect to results for the quarter ended March 31, 2001. The press release is attached as Exhibit 99.1.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2001

                                          ANC Rental Corporation

                                          By:     /s/  HOWARD D. SCHWARTZ
                                                --------------------------------
                                                Howard D. Schwartz
                                                Senior Vice President,
                                                General Counsel and Secretary





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